UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2012

FIRST MARINER BANCORP
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-21815 (Commission File Number)	52-1834860 (IRS Employer Identification No.)

1501 S. Clinton Street, Baltimore, MD     21224
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (410) 342-2600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)  The annual meeting of the shareholders of First Mariner Bancorp (the “Company”) was held on December 3, 2012.

(b)  The matters considered and voted on by the shareholders at the annual meeting and the votes of the shareholders were as follows:

1.	The following individuals were elected as directors, each for a three-year term with terms expiring in 2015, by the following vote:

Name	Shares Voted For	Votes Withheld	Broker Non-Votes
Mark A. Keidel	4,942,075	50,218	9,481,325
Robert Caret	4,943,144	49,149	9,481,325
John J. Oliver, Jr.	4,891,180	101,113	9,481,325

2.	The appointment of Stegman & Company as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was ratified by the shareholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
14,310,963	68,913	93,742	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: December 5, 2012	By:	/s/ Paul B. Susie
Paul B. Susie
Chief Financial Officer